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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                               February 25, 1999
                              ------------------
                       (Date of earliest event reported)



                                Cephalon, Inc.
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            (Exact name of registrant as specified in its charter)


       Delaware                          0-19119          23-2484489
-----------------------------------     -----------      -------------
(State or other jurisdiction            (Commission      (IRS Employer
of incorporation or organization)       File Number)       ID No.)


     145 Brandywine Parkway
     West Chester, Pennsylvania                        19380
     --------------------------                   -----------------
(Address of principal executive offices)             (Zip Code)


                                (610) 344-0200
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             (Registrant's telephone number, including area code)


                                Not Applicable
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 25, 1999, Cephalon, Inc. (the "Registrant") publicly announced the completion of a debt offering totaling $30 million, raised through the private sale of revenue-sharing notes. The proceeds from this financing will be used to support the commercialization of PROVIGIL(R) (modafinil) Tablets [C-IV].

     The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired: None
         ------------------------------------------

     (b) Pro Forma Financial Information: None
         --------------------------------

     (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and
         --------
made a part hereof. All material agreements entered into in connection with the referenced transaction will be filed by the Registrant as exhibits to its Annual Report on Form 10-K.
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                                  SIGNATURES
                                  -----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CEPHALON, INC.



Date: February 25, 1999             By: /s/ Bruce A. Peacock
     ------------------                 ----------------------------
                                        Bruce A. Peacock
                                        Executive Vice President and
                                        Chief Operating Officer
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                                 EXHIBIT INDEX
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EXHIBIT                                                           PAGE
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99.1 Press Release dated February 25, 1999